UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-02071

Exact name of registrant as specified in charter:	Delaware Group® Income Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31
(for Delaware Core Bond Fund only)

Date of reporting period:	January 31, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Core Bond Fund

January 31, 2010

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Agency Asset-Backed Securities – 0.42%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	$11,459	$10,172
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31	14,671	14,769
•Series 2002-W11 AV1 0.571% 11/25/32	2,419	2,399
Total Agency Asset-Backed Securities (cost $28,419)		27,340

Agency Collateralized Mortgage Obligations – 3.87%
Fannie Mae REMIC Series 2004-49 EB 5.00% 7/25/24	65,000	68,692
Fannie Mae Whole Loan Series 2003-W15 2A7 5.55% 8/25/43	27,188	29,138
Freddie Mac REMIC
Series 2326 ZQ 6.50% 6/15/31	56,932	62,523
Series 3027 DE 5.00% 9/15/25	60,000	63,081
•Vendee Mortgage Trust Series 2000-1 1A 6.81% 1/15/30	25,441	27,333
Total Agency Collateralized Mortgage Obligations (cost $244,491)		250,767

Agency Mortgage-Backed Securities – 17.67%
Fannie Mae 8.50% 9/20/10	270	280
•Fannie Mae ARM
2.978% 12/1/33	21,084	21,843
3.423% 8/1/34	32,044	32,957
Fannie Mae FHAVA 11.00% 12/1/15	132	136
Fannie Mae Relocation 30 yr 5.00% 1/1/34	4,269	4,409
Fannie Mae S.F. 15 yr 8.00% 10/1/14	754	790
Fannie Mae S.F. 15 yr TBA 5.50% 2/1/25	190,000	203,033
Fannie Mae S.F. 30 yr
5.00% 12/1/37	8,256	8,591
5.00% 1/1/38	14,674	15,269
5.00% 2/1/38	7,366	7,665
7.50% 12/1/32	7,653	8,673
9.50% 4/1/18	1,157	1,332
Fannie Mae S.F. 30 yr TBA
4.50% 2/1/40	170,000	171,700
5.00% 2/1/40	250,000	259,767
5.50% 2/1/40	210,000	222,436
•Freddie Mac ARM
3.326% 4/1/33	6,370	6,569
3.877% 4/1/34	4,768	4,939
5.682% 7/1/36	14,858	15,697
Freddie Mac Relocation 15 yr 3.50% 10/1/18	3,999	3,896
Freddie Mac S.F. 15 yr
5.00% 4/1/20	19,926	21,225
8.50% 10/1/15	27	29
Freddie Mac S.F. 30 yr TBA 6.00% 2/15/40	120,000	128,550
GNMA I S.F. 15 yr
7.50% 4/15/13	887	892
8.50% 8/15/10	141	142
GNMA I S.F. 30 yr 7.50% 2/15/32	3,254	3,680
Total Agency Mortgage-Backed Securities (cost $1,129,034)		1,144,500

Commercial Mortgage-Backed Securities – 8.43%
Bank of America Commercial Mortgage Securities
Series 2005-1 A3 4.877% 11/10/42	32,774	32,771
•Series 2007-4 AM 5.811% 2/10/51	10,000	7,943
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 A1 5.085% 12/11/40	20,840	21,071
•Series 2005-T20 A4A 5.149% 10/12/42	25,000	25,819
Series 2007-PW15 A4 5.331% 2/11/44	25,000	22,315
w•Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	20,000	20,147
#•Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18	65,000	68,592
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.548% 2/15/39	20,000	20,432
•General Electric Capital Commercial Mortgage Series 2005-C4 A2 5.305% 11/10/45	25,000	25,366

Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	20,000	20,419
Series 2005-GG4 A4 4.761% 7/10/39	35,000	33,459
Series 2005-GG4 A4A 4.751% 7/10/39	15,000	15,054
•Series 2006-GG6 A4 5.553% 4/10/38	20,000	19,225
@#•Series 2006-RR3 A1S 144A 5.662% 7/18/56	100,000	29,000
•Series 2007-GG10 A4 5.805% 8/10/45	20,000	17,390
JPMorgan Chase Commercial Mortgage Securities
•Series 2005-LDP5 A4 5.179% 12/15/44	25,000	25,634
Series 2006-LDP9 A2 5.134% 5/15/47	40,000	40,042
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	60,000	60,761
•Series 2007-T27 A4 5.649% 6/11/42	40,000	40,305
Total Commercial Mortgage-Backed Securities (cost $577,976)		545,745

Corporate Bonds – 35.65%
Banking – 9.69%
Bank of America
5.125% 11/15/14	30,000	31,280
5.75% 12/1/17	20,000	20,429
7.375% 5/15/14	20,000	22,690
BB&T 5.25% 11/1/19	31,000	31,410
Capital One Financial 7.375% 5/23/14	25,000	28,643
Citigroup
6.01% 1/15/15	50,000	52,093
6.375% 8/12/14	25,000	26,554
Credit Suisse New York 6.00% 2/15/18	40,000	42,298
JPMorgan Chase 5.75% 1/2/13	40,000	43,579
JPMorgan Chase Capital XXII 6.45% 2/2/37	10,000	9,356
KFW
3.50% 3/10/14	65,000	68,212
4.00% 1/27/20	15,000	14,995
PNC Funding 5.25% 11/15/15	15,000	15,900
Regions Financial 7.75% 11/10/14	20,000	20,687
Rentenbank
1.875% 9/24/12	10,000	10,096
3.125% 7/15/15	15,000	15,139
3.25% 3/15/13	15,000	15,645
4.125% 7/15/13	25,000	26,742
U.S. Bank North America 6.375% 8/1/11	55,000	59,505
Wachovia
5.25% 8/1/14	15,000	15,903
5.625% 10/15/16	35,000	36,472
Wells Fargo 5.625% 12/11/17	5,000	5,264
•Wells Fargo Capital XIII 7.70% 12/29/49	15,000	14,625
		627,517
Basic Industry – 2.31%
ArcelorMittal 9.85% 6/1/19	35,000	44,531
Cytec Industries 6.00% 10/1/15	12,000	12,967
Dow Chemical 8.55% 5/15/19	30,000	35,937
Lubrizol 8.875% 2/1/19	25,000	31,565
Reliance Steel & Aluminum 6.85% 11/15/36	10,000	9,269
Vale Overseas 6.875% 11/10/39	15,000	15,392
		149,661
Brokerage – 2.35%
Goldman Sachs Group
5.125% 1/15/15	10,000	10,541
5.25% 10/15/13	20,000	21,494
5.95% 1/18/18	5,000	5,275
Jefferies Group
5.875% 6/8/14	10,000	10,453
6.45% 6/8/27	15,000	13,598
Lazard Group
6.85% 6/15/17	15,000	15,540
7.125% 5/15/15	5,000	5,386
Morgan Stanley 5.30% 3/1/13	65,000	69,688
		151,975
Capital Goods – 0.95%
Allied Waste North America
6.875% 6/1/17	10,000	10,816
7.125% 5/15/16	20,000	21,577

Tyco International Finance 8.50% 1/15/19	15,000	18,844
Waste Management 7.375% 8/1/10	10,000	10,320
		61,557
Communications – 5.17%
American Tower 7.00% 10/15/17	20,000	22,325
AT&T 6.50% 9/1/37	25,000	26,280
Comcast
4.95% 6/15/16	20,000	20,836
6.50% 1/15/15	10,000	11,361
#Cox Communications 144A
5.875% 12/1/16	20,000	21,602
6.45% 12/1/36	5,000	5,172
Deutsche Telekom International Finance
5.25% 7/22/13	10,000	10,755
8.50% 6/15/10	5,000	5,140
DIRECTV Holdings/Finance
7.625% 5/15/16	30,000	32,892
#144A 4.75% 10/1/14	10,000	10,454
Telecom Italia Capital 5.25% 10/1/15	50,000	52,919
Time Warner Cable
8.25% 2/14/14	5,000	5,945
8.25% 4/1/19	10,000	12,066
Verizon Communications 6.40% 2/15/38	10,000	10,507
#Vivendi 144A
5.75% 4/4/13	30,000	32,481
6.625% 4/4/18	5,000	5,461
Vodafone Group
5.00% 9/15/15	15,000	15,994
5.375% 1/30/15	30,000	32,509
		334,699
Consumer Cyclical – 1.12%
CVS Caremark 6.60% 3/15/19	15,000	16,687
#wCVS Pass Through Trust 144A 8.353% 7/10/31	29,754	34,081
Darden Restaurants 6.20% 10/15/17	15,000	16,347
International Game Technology 7.50% 6/15/19	5,000	5,632
		72,747
Consumer Non-Cyclical – 2.65%
Beckman Coulter
6.00% 6/1/15	15,000	16,634
7.00% 6/1/19	10,000	11,528
#CareFusion 144A 6.375% 8/1/19	25,000	27,543
Hospira 6.40% 5/15/15	30,000	33,679
Medco Health Solutions 7.125% 3/15/18	20,000	23,087
Quest Diagnostics
5.45% 11/1/15	30,000	33,070
6.40% 7/1/17	5,000	5,669
Yale University 2.90% 10/15/14	20,000	20,439
		171,649
Electric – 1.93%
Ameren 8.875% 5/15/14	5,000	5,815
#American Transmission Systems 144A 5.25% 1/15/22	10,000	10,246
#Electricite de France 144A 4.60% 1/27/20	10,000	9,965
Illinois Power 9.75% 11/15/18	45,000	57,869
Pennsylvania Electric 5.20% 4/1/20	20,000	20,260
Public Service Company of Oklahoma 5.15% 12/1/19	20,000	20,410
		124,565
Energy – 5.00%
Enbridge Energy Partners 9.875% 3/1/19	20,000	26,078
Energy Transfer Partners 9.70% 3/15/19	25,000	31,858
#Midcontinent Express Pipeline 144A
5.45% 9/15/14	10,000	10,483
6.70% 9/15/19	5,000	5,277
Nexen 7.50% 7/30/39	25,000	28,433
Noble Energy 8.25% 3/1/19	10,000	12,156
Petrobras International Finance 5.75% 1/20/20	10,000	9,939
Plains All American Pipeline 5.75% 1/15/20	25,000	25,890
Pride International 8.50% 6/15/19	15,000	17,250
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	90,000	95,149
•TransCanada Pipelines 6.35% 5/15/67	15,000	14,257

Weatherford International 9.625% 3/1/19	20,000	25,428
#Woodside Finance 144A
4.50% 11/10/14	5,000	5,161
5.00% 11/15/13	10,000	10,467
8.125% 3/1/14	5,000	5,799
		323,625
Financials – 1.88%
Capital One Capital V 10.25% 8/15/39	30,000	34,432
General Electric Capital
5.50% 1/8/20	15,000	14,883
6.00% 8/7/19	70,000	72,587
		121,902
Insurance – 0.66%
Prudential Financial 3.875% 1/14/15	10,000	10,091
UnitedHealth Group 5.50% 11/15/12	30,000	32,569
		42,660
Natural Gas – 0.92%
Enterprise Products Operating
5.00% 3/1/15	5,000	5,273
6.375% 2/1/13	12,000	13,098
7.50% 2/1/11	15,000	15,851
9.75% 1/31/14	5,000	6,106
Kinder Morgan Energy Partners 9.00% 2/1/19	15,000	19,121
		59,449
Real Estate – 0.53%
#Digital Realty Trust 144A 5.875% 2/1/20	5,000	4,926
ProLogis 7.375% 10/30/19	15,000	15,569
Regency Centers 5.875% 6/15/17	14,000	13,875
		34,370
Technology – 0.49%
Adobe Systems 4.75% 2/1/20	10,000	9,996
Xerox
4.25% 2/15/15	10,000	10,189
8.25% 5/15/14	10,000	11,772
		31,957
Total Corporate Bonds (cost $2,186,749)		2,308,333

Municipal Bond – 0.52%
California State 7.30% 10/1/39	35,000	33,346
Total Municipal Bond (cost $35,287)		33,346

Non-Agency Asset-Backed Securities – 7.86%
#•AH Mortgage Advance Trust Series 2009-ADV3 A1 144A 2.181% 10/6/21	10,000	10,038
•Bank of America Credit Card Trust
Series 2006-A11 A11 0.26% 4/15/16	65,000	63,504
Series 2007-A6 A6 0.29% 9/15/16	75,000	73,112
Series 2008-A5 A5 1.43% 12/16/13	25,000	25,270
•Bank One Issuance Trust Series 2004-A7 A7 0.35% 5/15/14	60,000	59,867
Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	3,497	3,543
Caterpillar Financial Asset Trust Series 2008-A A3 4.94% 4/25/14	20,000	20,435
Chase Issuance Trust
Series 2005-A7 A7 4.55% 3/15/13	15,000	15,554
•Series 2009-A2 A2 1.78% 4/15/14	100,000	102,290
CNH Equipment Trust
•Series 2007-A A4 0.27% 9/17/12	6,298	6,271
•Series 2007-B A3B 0.83% 10/17/11	4,791	4,793
Series 2008-A A3 4.12% 5/15/12	2,299	2,333
Series 2008-A A4A 4.93% 8/15/14	10,000	10,392
Series 2008-B A3A 4.78% 7/16/12	6,883	7,011
Series 2009-C A3 1.85% 12/16/13	5,000	5,030
Series 2009-C A4 3.00% 8/17/15	10,000	10,125
•MBNA Credit Card Master Note Trust Series 2003-A8 A8 0.42% 12/17/12	20,000	19,990
•Merrill Auto Trust Securitization Series 2007-1 A4 0.29% 12/15/13	5,000	4,959
Mid-State Trust
Series 11 A1 4.864% 7/15/38	27,640	25,061
#Series 2006-1 A 144A 5.787% 10/15/40	27,728	26,255
•World Omni Auto Receivables Trust Series 2007-B A3B 0.62% 1/17/12	12,764	12,768
Total Non-Agency Asset-Backed Securities (cost $506,265)		508,601

Non-Agency Collateralized Mortgage Obligations – 1.38%
Deutsche Alternative Securities Loan Trust Series 2003-4XS A6A 4.82% 10/25/33	96,440	89,239
Total Non-Agency Collateralized Mortgage Obligations (cost $94,255)		89,239

Regional Authority – 0.99%Δ
Canada – 0.99%
Province of Ontario Canada
2.95% 2/5/15	30,000	29,966
4.00% 10/7/19	35,000	34,326
Total Regional Authority (cost $64,746)		64,292

Sovereign Agencies – 1.34%Δ
Canada – 0.56%
Export Development Canada 3.125% 4/24/14	35,000	36,152
		36,152
Norway – 0.47%
Eksportfinans 3.00% 11/17/14	30,000	30,262
		30,262
Sweden – 0.31%
Swedish Export Credit 3.25% 9/16/14	20,000	20,384
		20,384
Total Sovereign Agencies (cost $85,915)		86,798

Supranational Banks – 1.72%
European Investment Bank
1.625% 3/15/13	15,000	14,960
2.375% 3/14/14	60,000	60,332
International Finance 3.00% 4/22/14	35,000	35,926
Total Supranational Banks (cost $111,404)		111,218

U.S. Treasury Obligations – 15.84%
U.S. Treasury Bond 4.50% 8/15/39	45,000	44,958
U.S. Treasury Notes
1.375% 1/15/13	280,000	280,132
2.25% 1/31/15	290,000	288,731
3.375% 11/15/19	420,000	412,059
Total U.S. Treasury Obligations (cost $1,027,082)		1,025,880

	Number of
	Shares
Preferred Stock – 0.56%
•PNC Financial Services Group 8.25%	35,000	36,507
Total Preferred Stock (cost $30,388)		36,507

	Principal
	Amount (U.S. $)
≠Discount Note – 22.08%
Federal Home Loan Bank 0.03% 2/1/10	1,430,006	1,430,006
Total Discount Note (cost $1,430,006)		1,430,006

Total Value of Securities – 118.33%
(cost $7,552,017)		7,662,572
Liabilities Net of Receivables and Other Assets (See Notes) – (18.33%)z		(1,186,788)
Net Assets Applicable to 619,317 Shares Outstanding – 100.00%		$6,475,784

•Variable rate security. The rate shown is the rate as of January 31, 2010.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At January 31, 2010, the aggregate amount of Rule 144A securities was $428,152, which represented 6.61% of the Fund’s net assets. See Note 4 in “Notes.”
@Illiquid security. At January 31, 2010, the aggregate amount of illiquid securities was $29,000, which represented 0.45% of the Fund’s net assets. See Note 4 in “Notes.”
≠The rate shown is the effective yield at the time of purchase.
ΔSecurities have been classified by country of origin.
zOf this amount, $1,391,759 represents payable for securities purchased as of January 31, 2010.

Summary of abbreviations:
ARM – Adjustable Rate Mortgage
FHAVA – Federal Housing Administration & Veterans Administration
GNMA – Government National Mortgage Association
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds – Delaware Core Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Short-term debt securities are valued at market value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Fund held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$7,553,217
Aggregate unrealized appreciation	$200,773
Aggregate unrealized depreciation	(91,418)
Net unrealized appreciation	$109,355

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $393,084 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $120,154 expires in 2014 and $272,930 expires in 2015.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of January 31, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$2,527,154	$39,038	$2,566,192
Corporate Debt	-	2,308,333	-	2,308,333
Foreign Debt	-	262,308	-	262,308
Municipal Bonds		33,346	-	33,346
U.S. Treasury Obligations	1,025,880	-	-	1,025,880
Short-Term	-	1,430,006	-	1,430,006
Other	-	36,507	-	36,507
Total	$1,025,880	$6,597,654	$39,038	$7,662,572

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Agency, Asset-Backed &
Mortgage-Backed
Securities
Balance as of 10/31/09	$37,000
Net change in unrealized
appreciation/depreciation	2,038
Balance as of 1/31/10	$39,038

Net change in unrealized
appreciation/depreciation from
investments still held as of 1/31/10	$2,038

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending July 31, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of January 31, 2010.

4. Credit and Market Risk
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

5. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company, Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Fund. On January 4, 2010, the new investment advisory agreement between DMC and the Fund that was approved by the shareholders became effective.

6. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Fund's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund's schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: